QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

HYPERSPACE® COMMUNICATIONS FILES PRELIMINARY PROXY
FOR IT'S ACQUISITION OF GTG PC HOLDINGS, LLC,
THE PARENT COMPANY OF MPC COMPUTERS, LLC

        DENVER, Colorado, May 16, 2005—HyperSpace® Communications, Inc. (AMEX: HCO), a provider of application and network acceleration software, today announced that on May 16, 2005, it filed a preliminary proxy statement with the Securities and Exchange Commission for the upcoming annual shareholders' meeting.

        Shareholders of record will be asked to vote on four items at it's annual meeting. The first item is a proposal to approve and adopt the merger agreement involving the Company's proposed acquisition of GTG PC Holdings, LLC, the parent company of MPC Computers, LLC.

        The remaining three proposals subject to shareholder vote are as follows:

  •
  A proposal to amend the Company's Articles of Incorporation to increase the number of shares of common stock HyperSpace can issue from 15 million shares to 50 million shares.

  •
  A proposal to amend the Company's 2004 Equity Incentive Plan to increase the number of shares of common stock that can be issued under the plan from 700,000 to 5,000,000.

  •
  A proposal to elect two directors.

        "We strongly recommend that shareholders read the preliminary proxy statement and the definitive proxy statement when it is available because it contains important information about us and GTG PC Holdings, LLC" said John Yeros, chairman of the board of HyperSpace. Shareholders and investors can get the preliminary proxy statement free at the Commission's web site http://www.sec.gov. The information provided in the preliminary proxy statement is subject to amendment or modification, and should be read together with any future amendments thereto and with the information in the definitive proxy statement when that document is made available.

About HyperSpace Communications

        HyperSpace software supports anywhere, anytime access to business-critical data world wide, with real-time, secure application acceleration over existing networks. Hyperspace offers secure, accelerated access right to the desktop. Customers include ABN AMRO, Deutsche Bank, Bridgestone-Firestone Europe, UBS PaineWebber, Dex Media, Hunter Douglas, Nokia, Telecom Italia, Amway along with many others. For more information, visit HyperSpace online at www.ehyperspace.com.

About MPC Computers

        MPC Computers, LLC, provides award-winning computer products and services to its target markets of mid-sized businesses, government agencies and education organizations. MPC's mission is to provide its customers with a superior level of service and support in addition to its high-quality PC products. MPC, headquartered in Nampa, Idaho, is held by Gores Technology Group, an international acquisition and management company. More information about the company can be found at www.mpccorp.com.

Cautionary Statement

        Certain statements in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of HyperSpace Communications or MPC Computers to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Other factors, which could materially affect such forward-looking statements, can be found in HyperSpace Communications' filings with the Securities and Exchange Commission, including risk factors contained in the company's Annual Report for the fiscal year ended Dec 31, 2004 filed with the Commission on form 10-K which could be found at www.sec.gov. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Factors that could materially affect the results, performance or achievements of MPC Computers include competition in the PC industry, rapid changes in technology, intellectual property disputes, reliance on federal, state and local government for a significant portion of its revenue, and fluctuations in MPC Computers' operating results, working capital and borrowing base under its credit facility. The forward-looking statements made herein are only made as of the date of this press release and HyperSpace Communications undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

        HyperSpace has filed a preliminary proxy statement with the Securities and Exchange Commission (SEC). Investors can obtain free copies of the preliminary proxy statement, as well as other filings containing information about HyperSpace, without charge at the SEC's Internet site (http://www.sec.gov). Investors are urged to read the definitive proxy statement and other materials when they become available because they will contain important information. The Company intends to mail the definitive proxy statement to shareholders during the second quarter of 2005.

For more information contact:
BPC Financial Marketing
Tom Baldissera
1-800-368-1217

HyperSpace Company Contacts:
John P. Yeros, Chairman: 303.566.6510
Barbara Coy, Investor Relations: 303.566.6532
Investor@ehyperspace.com
www.ehyperspace.com

QuickLinks

HYPERSPACE® COMMUNICATIONS FILES PRELIMINARY PROXY FOR IT'S ACQUISITION OF GTG PC HOLDINGS, LLC, THE PARENT COMPANY OF MPC COMPUTERS, LLC